Amendment No. 1

                TO THE A330/A340 PURCHASE AGREEMENT

                  dated as of November 24, 1998

                              between

                           AVSA, S.A.R.L.,

                                and

                       US AIRWAYS GROUP, INC.


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This Amendment No. 1 (hereinafter referred to as the "Amendment")
entered into as of March 23, 2000, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer") ;

                             WITNESSETH :

    WHEREAS, the Buyer and the Seller entered into an Airbus A330/A340 Purchase Agreement, dated as of November 24, 1998, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A330 and A340 model aircraft (the "Aircraft"), which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto is hereinafter called the "Agreement".

    WHEREAS, the Buyer and the Seller agree to amend certain terms of the Agreement.

    NOW, THEREFORE, IT IS AGREED AS FOLLOWS :

1.  DEFINITIONS
    -----------

    Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

2.  DELIVERY DATES
    --------------

    Pursuant to the provisions of Paragraph 2 of Letter Agreement
    No. 2 to the Agreement, the Buyer has reconfirmed, as of ***, the order for the ***. Therefore, Subparagraph 9.1.1 of the Agreement is hereby cancelled and replaced by the following Subparagraph 9.1.1.

    In addition, as per notification sent by the Buyer to the Seller dated as of ***, the Buyer and the Seller have agreed to ***.

    Consequently, the Buyer will accept the Aircraft, during the months and years set forth below in this Subparagraph 9.1.1.

         ***

3.  RECONFIRMABLE AIRCRAFT
    ----------------------

    The first paragraph of Paragraph 2 of Letter Agreement No. 2 to the Agreement is hereby canceled and replaced by the following quoted text.

    QUOTE

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    In order to provide the Buyer with flexibility to meet its future fleet mix requirements, the Seller grants the Buyer the right to reconfirm its order for each and any Reconfirmable Aircraft. *** Upon reconfirmation of a Reconfirmable Aircraft by the Buyer, such Reconfirmable Aircraft will be considered Firm Aircraft for all purposes under the Agreement.

    UNQUOTE

4.  ***

4.1 ***

    QUOTE

    ***

    UNQUOTE

4.2 ***

    QUOTE

    ***

    UNQUOTE

5.  EFFECT OF AMENDMENT
    -------------------

    The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

    Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

6.  ASSIGNMENT
    ----------

    This Amendment and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Amendment.

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7.  GOVERNING LAW
    -------------

    THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS
    CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY
    TO THIS TRANSACTION.

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     If the foregoing correctly sets forth our understanding,
please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.


Agreed and accepted                    Yours sincerely,

US AIRWAYS GROUP, INC.                 AVSA, S.A.R.L.





By:  /s/  Thomas A. Fink               By:  Michele Lascaux
   ----------------------                 --------------------

Its:  Vice President - Purchasing      Its:  Director - Contracts
    -----------------------------          ----------------------

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